UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2017

CVB FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

California	0-10140	95-3629339
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

701 North Haven Avenue, Ontario, California	91764
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (909) 980-4030

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)	On May 17, 2017, CVB Financial Corp. (the “Company”) held its Annual Meeting of Shareholders.

(b)	Each of the matters submitted to the shareholders was approved by the requisite voting power required for approval of the respective proposal. The results of the voting on the matters submitted to the shareholders are as follows:

Proposal 1 – Election of Directors

The following individuals were elected to serve as directors of the Company for a one year term expiring at the 2018 Annual Meeting of Shareholders:

Nominee	Votes For	% Voted For	Votes Withheld	Broker Non-Votes
George A. Borba, Jr.	77,909,719	99.83%	132,844	22,210,447
Stephen A. Del Guercio	77,908,824	99.83	133,739	22,210,447
Anna Kan	77,902,419	99.82	140,144	22,210,447
Kristina M. Leslie	77,899,963	99.82	142,600	22,210,447
Christopher D. Myers	77,899,012	99.82	143,551	22,210,447
Raymond V. O’Brien III	77,892,887	99.81	149,676	22,210,447
Hal W. Oswalt	77,890,200	99.80	152,363	22,210,447

Proposal 2 – Ratification of the Audit Committee’s Appointment of the Independent Accountants for 2017

The appointment of KPMG LLP to serve as the Company’s independent registered public accounting firm for 2017 was ratified. The voting results were as follows:

	Shares Voted	% of Voted
Votes For:	99,953,555	99.70%
Votes Against:	267,006	0.27
Abstain:	32,449	0.03
Broker Non-Votes:	0

Proposal 3 – A Non-binding Advisory Vote to Approve Executive Compensation

The advisory vote on executive compensation was approved. The voting results were as follows:

	Shares Voted	% of Voted
Votes For:	77,109,078	98.81%
Votes Against:	510,434	0.65
Abstain:	423,051	0.54
Broker Non-Votes:	22,210,447

The Board of Directors and the Compensation Committee will consider the voting results when making future decisions regarding the executive compensation program.

Proposal 4 – A Non-binding Advisory Vote on the Frequency of Future Advisory Votes to Approve Executive Compensation.

The Company’s shareholders recommended the one-year frequency option with respect to say-on-pay frequency on an advisory, non-binding basis by the following votes:

	Shares Voted	% of Voted
1 Year:	58,488,595	74.95%
2 Years:	282,278	0.36
3 Years:	17,796,034	22.80
Abstain:	1,475,656	1.89
Broker Non-Votes:	22,210,447

Item 7.01	Regulation FD Disclosure.

CVB Financial Corp. (the “Company”) is filing the slide presentation with information as of March 31, 2017 that its President and Chief Executive Officer, Christopher D. Myers, presented to shareholders at the Company’s Annual Meeting of Shareholders in Ontario, California on May 17, 2017. The slide presentation is included as Exhibit 99.1 of this report on Form 8-K pursuant to regulation FD. The information in this report (including Exhibit 99.1) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other documents filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. A copy of the slide presentation will be also available on the Company’s website at www.cbbank.com under the “Investors” tab.

Item 8.01	Other Events.

On May 17, 2017, the Company’s President and Chief Executive Officer, Christopher D. Myers, discussed the slides at the Company’s Annual Meeting of Shareholders.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Copy of the slide presentation of CVB Financial Corp. as of March 31, 2017 that the Company’s President and Chief Executive Officer, Christopher D. Myers, presented to shareholders on May 17, 2017 (furnished pursuant to Regulation FD).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CVB FINANCIAL CORP.
(Registrant)

Date: May 18, 2017	By:	/s/ E. Allen Nicholson
E. Allen Nicholson
Executive Vice President and Chief Financial Officer

Exhibit Index

99.1	Copy of the slide presentation of CVB Financial Corp. as of March 31, 2017 that the Company’s President and Chief Executive Officer, Christopher D. Myers, presented to shareholders on May 17, 2017 (furnished pursuant to Regulation FD).